UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K/A

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 22, 2008
                                                   -----------------

                          FIRST BANCSHARES, INC.
                          ----------------------
         (Exact name of registrant as specified in its charter)


             Missouri            000-22842             43-1654695
----------------------------    -----------            ----------
(State or other jurisdiction    (Commission            (I.R.S. Employer
of incorporation)               File number)           Identification No.)


    142 East First Street, Mountain Grove, Missouri       65711
    -----------------------------------------------     ----------
        (Address of principal executive office)         (Zip code)


      Registrant's telephone number, including are code: (417) 926-5151


                                     NA
         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                              EXPLANATORY NOTE
                              ----------------

This Form 8-K/A is being filed to correct a typographical error on the cover and signature pages of the Form 8-K filed on February 22, 2008. The year included in the dates on the cover and signature page, respectively, was incorrectly stated as "2007" instead of "2008". No other changes to the Form 8-K as filed on February 22, 2008 have been made.


ITEM 8.01 OTHER EVENTS

     On February 22, 2008, First Bancshares, Inc.'s Board of Directors approved a 1-for-1,000 reverse stock split. The purpose of the reverse stock split is to reduce the number of First Bancshares's stockholders below 300 so that First Bancshares may deregister its shares with the Securities and Exchange Commission ("SEC") and cease being a reporting company.

     As a result of the reverse stock split, each stockholder owning fewer than 1,000 shares of common stock of First Bancshares immediately before the reverse stock split will receive $21.00 in cash, without interest, for each share of First Bancshares common stock owned by such stockholder immediately prior to the reverse stock split and will no longer be a stockholder of First Bancshares. First Bancshares estimates that, as a result of the proposed reverse stock split, First Bancshares will reduce its stockholders of record from approximately 495 stockholders to approximately 125 stockholders.

     After the repurchase of fractional shares, First Bancshares will effect a 1,000-for-1 forward stock split of the remaining First Bancshares common stock. Each holder of 1,000 or more shares of common stock immediately before the reverse stock split will participate in the forward stock split, which will result in such stockholder holding the same number of shares of common stock he held prior to the reverse stock split.

     The proposed transaction requires an amendment to First Bancshares's Articles of Incorporation that must be approved by holders of a majority of the outstanding common shares of First Bancshares. Only First Bancshares stockholders of record as of the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting of stockholders, to consider the transaction. The description of the proposed transaction included in this Current Report is not a solicitation of a proxy or an offer to acquire any common shares of First Bancshares. Proxy solicitations will be made only by means of a definitive proxy statement to be delivered to all stockholders. First Bancshares filed a preliminary proxy statement and Schedule 13E-3 with the SEC outlining the transaction today. All stockholders are advised to read the definitive proxy statement and Schedule 13E-3 carefully. Stockholders may obtain a free copy of the proxy statement and Schedule 13E-3 at the SEC's website http://www.sec.gov. First Bancshares will also mail a copy of the definitive proxy statement prior to the annual meeting to stockholders entitled to vote at the annual meeting.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 22, 2008                 FIRST BANCSHARES, INC.



                                        /s/Daniel P. Katzfey
                                        -------------------------------------
                                        Daniel P. Katzfey
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)